UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10765	23-2077891
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

UNIVERSAL CORPORATE CENTER

367 SOUTH GULPH ROAD

KING OF PRUSSIA, Pennsylvania 19406

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock	UHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Senior Secured Credit Facility

On June 23, 2022, the Company entered into a Ninth Amendment and Increased Facility Activation Notice  (the “Ninth Amendment”) to its Credit Agreement, dated as of November 15, 2010 (as amended as of March 15, 2011, September 21, 2012, May 16, 2013, August 7, 2014, June 7, 2016, October 23, 2018, August 24, 2021 and September 10, 2021), among the Company, JP Morgan Chase Bank, N.A. as administrative agent and other financial institutions or entities from time to time parties thereto, (the “Existing Credit Agreement”). The Ninth Amendment provides for the amendment of the Existing Credit Facility as of June 23, 2022 (as so amended, the “Senior Secured Credit Facility”) to add a new incremental tranche A term loan facility under the Senior Secured Credit Facility in the aggregate principal amount of $700 million (the “2022 Incremental Term Loan”).

The 2022 Incremental Term Loan will mature on August 24, 2026 (the “Tranche A Maturity Date”). The Incremental Term Loan shall be repayable for the first four quarters in equal quarterly installments (commencing September 30, 2022) in an aggregate annual amount equal to 2.5% of the original principal amount of the 2022 Incremental Term Loan and thereafter in equal quarterly installments in an aggregate annual amount equal to 5% of the original principal amount of the 2022 Incremental Term Loan. The balance of the 2022 Incremental Loan will be payable on the Tranche A Maturity Date.

In addition, the Ninth Amendment replaces the option to make Eurodollar borrowings (which bear interest by reference to the LIBOR Rate) with Term Benchmark Loans, which will bear interest by reference to the Secured Overnight Financing Rate (“SOFR”).  The Company retains the right to make borrowings bearing interest at the ABR Rate. The applicable margins over the SOFR Rate and ABR Rate remain the same as under the Existing Credit Agreement (prior to the giving effect to the Ninth Amendment).

The obligations of the Company and the Company’s existing and future direct and indirect subsidiaries (the “Subsidiary Guarantors”) under the Senior Secured Credit Facility are secured, on an equal ratable basis with the holders of the Company’s 1.650% Senior Secured Notes due 2026 (the “2026 Notes”), the 2.650% Senior Secured Notes due 2030 (the “2030 Notes”) and 2.650% Senior Secured Notes due 2032 (the “2032 Notes”) pursuant to the Company’s Amended and Restated Collateral Agreement, as amended and supplemented to date.

The Company used a portion of the proceeds from the 2022 Incremental Term Loan to repay outstanding borrowings under the revolving credit facility under the Senior Secured Credit Facility, which may be reborrowed from time to time as provided therein, and the remainder will be used for general corporate purposes.

The foregoing description of the Ninth Amendment and the Senior Secured Credit Facility is a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Ninth Amendment, including the Senior Secured Credit Facility attached as Exhibit A to the Ninth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Supplemental Indentures

On June 23, 2022, the Company, the Subsidiary Guarantors party thereto, U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee, and JPMorgan Chase Bank, N.A., as collateral agent, entered into:

•

a supplemental indenture (the “2020 Supplemental Indenture”) to that certain Indenture, dated as of September 21, 2020 (as amended, supplemented and otherwise modified from time to time prior to the date hereof, the “2020 Indenture”), governing the 2030 Notes; and

•

a supplemental indenture (the “2021 Supplemental Indenture” and, together with the 2020 Supplemental Indenture, the “Supplemental Indentures”) to that certain Indenture, dated as of August 24, 2021 (as amended, supplemented and otherwise modified from time to time prior to the date hereof, the “2021 Indenture” and, together with the 2020 Indenture, the “Indentures”), governing the 2026 Notes and the 2032 Notes.

The Supplemental Indentures added additional Subsidiary Guarantors as guarantors under the Indentures as required under the terms of the Indentures,

The foregoing description of the Supplemental Indentures is a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indentures, which are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in response to Item 1.01 under the heading “Senior Secured Credit Facility” is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description

4.1

Second Supplemental Indenture, dated as of June 23, 2022, among the Company, the Subsidiary Guarantors party thereto, U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee, and JPMorgan Chase Bank, N.A., as collateral agent, to the indenture, dated as of September 21, 2020, governing the 2030 Notes.

4.2

First Supplemental Indenture, dated as of June 23, 2022, among the Company, the Subsidiary Guarantors party thereto, U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee, and JPMorgan Chase Bank, N.A., as collateral agent, to the indenture, dated as of August 24, 2021, governing the 2026 Notes and the 2032 Notes.

10.1

Ninth Amendment and Increased Facility Activation Notice dated as of June 23, 2022, to Credit Agreement, dated as of November 15, 2010 and as amended and restated as of March 15, 2011, September 21, 2012, May 16, 2013, August 7, 2014, June 7, 2016, October 23, 2018, August 24, 2021 and September 10, 2021, among the Company, JP Morgan Chase Bank, N.A., as administrative agent  and other financial institutions or entities from time to time parties thereto, including the amendment and restatement thereof, effective as of June 23, 2022, attached as Exhibit A thereto and referred to herein as the Senior Secured Credit Facility.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Health Services, Inc.

By:	/s/ Steve Filton
Name: Steve Filton
Title: Executive Vice President and Chief Financial Officer

Date: June 27, 2022